Exhibit 99.1

     Corporate Overview  January 2018  A Novel Class of Living Medicines  Synthetic BioticTM medicines to perform and deliver critical therapeutic functions to treat diseases throughout the body

 Forward Looking Statements  This presentation contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation regarding strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management are forward-looking statements. In addition, when or if used in this presentation, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict” and similar expressions and their variants may identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, the approach we are taking to discover and develop novel therapeutics using synthetic biology; statements regarding the potential of our platform to develop therapeutics to address a wide range of diseases including: inborn errors of metabolism, liver disease, inflammatory and immune disorders, and cancer; the future clinical development of Synthetic Biotic medicines; the potential of our technology to treat hyperammonemia and phenylketonuria; the expected timing of our anticipated clinical trial initiations; the benefit of orphan drug and fast track status; the adequacy of our capital to support our future operations and our ability to successfully initiate and complete clinical trials; the results of our collaborations; and the difficulty in predicting the time and cost of development of our product candidates. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the uncertainties inherent in the preclinical development process; our ability to protect our intellectual property rights; and legislative, regulatory, political and economic developments, as well as those risks identified under the heading “Risk Factors” in our filings with the SEC. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in our Quarterly Report on Form 10-Q filed with the SEC on November 13, 2017. The forward-looking statements contained in this presentation reflect our current views with respect to future events. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our view as of any date subsequent to the date hereof.

Synthetic Biotic Medicines:
A Novel Class of Living Medicines



Synthetic
- **Engineered** bacteria
- With **designed genetic circuits**
- To **degrade metabolites** that induce disease or **synthesize substances** to treat disease



Biotic: *E. coli* Nissle as chassis:
- Widely-used **oral probiotic**
- **Leverage the safety** of probiotic
- Found within natural human **microbiome**
- **Amenable to genetic manipulation**

Synthetic Biology + Bacteria =
Synthetic Biotic Medicine

Therapeutic delivered locally to treat systemic diseases



3

Synthetic Biotic Platform Breadth and Potential:

Initial Clinical Focus on Orphan Metabolic Diseases



Synthetic Biotic Platform
Rare Diseases
Metabolic Diseases
Immunomodulation
Inborn Errors of Metabolism
• Urea Cycle Disorder
• Phenylketonuria
• Branched Chain Amino Acid Disorders
• Organic Acidemias
• Hepatic Encephalopathy
• Obesity
• Type 2 Diabetes
• NASH
• Other Liver Diseases
Inflammatory Bowel Disease
On-going Partnership
Other Inflammation and Immunology
Immuno-Oncology (IO)
abbvie
Internal Pipeline Focus

4

Rare Diseases:

Hyperammonemia and Phenylketonuria Programs in Clinical Trials in Patients in 2018



Probiotic bacteria: E. coli Nissle
Ammonia
Correct the deficiency
Synthetic Biotic
Conversion of Toxic Ammonia into Beneficial Arginine
PROGRAM 1: SYNB1020 Hyperammonemia (UCD and HE)
Probiotic bacteria: E. coli Nissle
Phenylalanine
Degradation of Toxic Phenylalanine to Non-Toxic Amino Acid Metabolites
PROGRAM 2: SYNB1618 Phenylketonuria (PKU)

- Phase 1 Topline Data Healthy Volunteers
  - Proof of mechanism (Nitrate biomarker)
  - Safe and well-tolerated
- Phase 1 trial in cirrhotic patients with elevated ammonia to begin 1Q2018
- Plan to initiate Phase 1 trial in UCD patients in 2018
- Ammonia reduction *in vitro* & *in vivo* in UCD and liver disease models
- US Orphan and Fast Track Designation (UCD)

- Degrades phenylalanine (Phe) *In Vitro* & *In Vivo*
- Blood Phe reduction demonstrated in 2 species
- Biomarkers identified (blood TCA and urinary Hippurate)
- Expect to initiate Phase 1 clinical trial in 1H2018 (healthy volunteers and patients)
- US Orphan Drug Designation

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Synthetic Biotic Platform Breadth and Potential:

Current Pipeline



Lead Discovery
Lead Optimization
IND-Enabling Studies
Phase I
Phase II
Hyperammonemia - Urea Cycle Disorder
SYNB1020
Phenylketonuria
SYNB1618
Maple Syrup Urine Disease
Organic Acidemias
Hyperammonemia - Hepatic Encephalopathy
SYNB1020
Inflammatory Bowel Disease
abbvie
Immuno Oncology 1: STING A/Kyn Consumer
Immuno Oncology 2
Immuno Oncology 3
Inborn Errors of Metabolism
Metabolic Disease
Immunomodulation

6

SYNB1020 for Hyperammonemia Indications:
Urea Cycle Disorders (UCD) and Hepatic Encephalopathy (HE)

Both diseases are characterized by systemic ammonia accumulation



Urea
(removed from the body normally)
Urea cycle
Healthy
Ammonia
Ammonia
Break in cycle / inefficient cycle
Urea cycle
Diseased
Ammonia build up
(toxic levels)

Urea Cycle Disorders

- **Genetic defects in Urea Cycle**
  - Results in deficiency in one of the six enzymes
  - Nitrogen accumulates as toxic ammonia → HE crisis
- **Patients:**
  - ~2,000 diagnosed in US; similar in EU
- **Treatment:**
  - Ammonia scavengers: buphenyl, Ravicti®
  - Low protein diet with amino acid supplements

- **Target Profile to Address Unmet Need:**
  - Maintain blood ammonia in normal range, avoid crisis
  - Protein liberalization: 50-100% more grams per day
  - Oral administration

Hepatic Encephalopathy

- **Neuropsychiatric complication in patients with end-stage liver disease (cirrhosis or hepatitis)**
  - Liver dysfunction leading to ammonia accumulation
  - Toxic to brain, leading to crisis & hospitalization
- **Patients**:
  - 165,000 diagnosed overt patients in US
  - Covert in up to 70% of cirrhotic patients
- **Treatment**:
  - Lactulose: laxative - significant side effects
  - Rifaximin reduction in overt HE recurrence

- **Target Profile to Address Unmet Need:**
  - Reduce episodes of hospitalization
  - Improve cognitive outcomes, QoL

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SYNB1020 Mechanism of Action:

Conversion of Toxic Ammonia into Beneficial Arginine for the Treatment of UCD and HE



Ammonia
/ NH_4Cl
SYNB1020
Arginine
Urea cycle
Urea
Ammonia
Arginine
Glutamate
argE argC argB argH
Metabolic Conversions
Arginine
argD argF argI argG carA carB
FNR FNR
argA[fbr]

Probiotic bacteria: E. coli Nissle

- Under normal conditions, **urea cycle metabolizes ammonia into urea**
- Where ammonia is not efficiently metabolized via urea cycle, **SYNB1020 provides an alternative mechanism**

8

   SYNB1020 Preclinical Characterization:Potent and Efficacious Ammonia Reduction and Improved Survival      Potency in vitro    Arginine as biomarker of strain activity  Dose dependent survival and ammonia lowering in vivo  300  400  200  500  0  100  Vehicle  1010 HI  5x109  1x1010  1x109  Vehicle  1010 HI  5x109  1x1010  1x109  Vehicle  Nissle  5x109  1x1010  1x109   Blood ammonia (mg / dL)  Liver disease model  Normalprotein  SYNB1020High-protein  Normalprotein  SYNB1020High-protein  Normalprotein  SYNB1020High-protein   Percent survival at 24h  UCD model  4.0  0.0  3.0  2.0  1.0  Nissle  SYNB1020  Time  Nissle  SYNB1020  Ammonia (mM)  L-arg (mmoles / 109 cells)  Time  P<0.0001  p<0.01  p<0.001  p<0.001  Vehicle  Nissle  SYNB1020  Healthy  Weeks   Percent survival  Liver disease model  p < 0.01

   SYNB1020 Biomarkers of Mechanism:Increase of Plasma and Urinary Biomarkers and Improvement in Urea Cycle in Mice          Plasma L-arginine   Plasma L-citrulline          0.000  0.010  0.020  0.030  SYNB1020  Vehicle  [L-Arg] (mM)  6 hours  SYNB1020  Vehicle  6 hours  [L-Cit] (mM)      Urinary urea  Urinary NOx (nitrite + nitrate)  SYNB1020  Vehicle  6 hours  NOx (nmol)  SYNB1020  Vehicle  Urea mmol  6 hours  *  *  p = 0.0669

     Urinary nitrate   SYNB1020 Biomarkers in Phase 1 SAD / MAD Study:Significant Dose-Dependent Effect on Plasma and Urinary 15Nitrate     500  1,500  0  1,000  Placebo  6x109  6x1011  1.5x1012  15N-nitrate amount excreted in urine CFB(MPE*mL)  Total daily CFU x 14 days    Plasma nitrate   6  8  4  -4  -2  2  0  Placebo  6x109  6x1011  1.5x1012  Total daily CFU x 14 days  15N-nitrate AUC0-24h CFB(MPE*hr)  p = 0.0519  p = 0.0015  p = 0.267  p = 0.00269

SYNB1020 Biomarkers in Phase 1 SAD / MAD Study:

Summary of Biomarker Strategy

- Healthy humans have a robust urea cycle
  - Rapidly convert excess ammonia into urea
  - Maintain consistent ammonia levels
- In the **Phase 1** study of healthy volunteers, an oral dose of $^{15}NH_4CL$ was followed by blood and urine sampling over 24 hours:
  - Tested for ^{15}N-labeled urea, citrulline, nitrate
  - Change in levels compared to baseline as measure of *in vivo* strain activity
- In UCD / HE patients, *in vivo* activity is expected to translate to lower ammonia levels (vs baseline)



Healthy Subjects
15N - Ammonium Chloride
SYNB1020
Urea cycle
~99%
15N - Arginine
~1%
15N - Citrulline
15N - Urea
15N - Nitrate

12

SYNB1020 Phase 1 SAD / MAD Study:

Safe & Well Tolerated with Dose-dependent Exposure Relationship and Fast Clearance

Dose dependent steady-state SYNB1020 qPCR



Fecal qPCR Copy Number (Mean within Subject)
20,000
10,000
5,000
2,000
1,000
2e+09
2e+11
5e+11
Treatment
(CFU TID x 14 days)

- Steady-state qPCR copy number increases with increasing SYNB1020 dose

SYNB1020 clearance within 2 weeks following completion of dosing



Median Fecal qPCR Copy Number
100,000
10,000
1,000
100
10
1
5x10^11
2x10^9
2x10^11
Treatment:
CFU TID x 14 days
0
2
4
6
8
10
12
14
16
18
Days since last dose

- Following discontinuation of dosing, fecal qPCR load fell rapidly

13

SYNB1020 Clinical Development:

Next Steps: HE and UCD Patient Studies in 2018

We are pursuing HE and UCD Ph 1b/2a in 2018 with the goal of obtaining proof of concept data for both indications



Program
2018
2019
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Hepatic Encephalo-pathy
HE Ph 1b / 2a
Urea Cycle Disorder
UCD Ph 1b / 2a

Hepatic Encephalopathy

- IND open, initiating study at multiple sites in the US
- **Phase 1b/2a**: Randomized, double-blind placebo-controlled
- **Primary outcome**: establish safety/tolerability in hepatic insufficiency and cirrhosis patients with HE
- **Secondary outcome**: reduction of ammonia

Urea Cycle Disorders

- **Demonstrate safety/tolerability** in adults with late onset UCD
- Initiate Phase 1b/2a in H2 2018 at multiple metabolic clinical sites

14

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SYNB1618 for Phenylketonuria (PKU):
Facilitating Normalization of Plasma Phe Levels

- **Rare Inherited amino acid metabolism disorder**
  - Causes build up of amino acid phenylalanine (Phe) in the body
  - Phenylalanine is found in all proteins
- **Diagnosed:** 16,500 in US, similar in EU5
  - If left untreated, symptoms include cognitive impairment, convulsions, behavior problems, skin rash, musty body odor
- **Treatment:**
  - Low protein diet (no meat, dairy, nuts, eggs)
  - Kuvan: PAH cofactor. 20-40% of patients

- **Target Profile to Address Unmet Need:**
  - Normalize Phe: less than half manage to target (120 - 360 mmol / L, source: NPKUA)
  - Increase protein intake to >25g (vs less than 10g typically)
  - Oral dosing without systemic toxicity

15
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SYNB1618 Mechanism of Action:
Designed to Convert Toxic Phenylalanine to *Trans*-cinnamic Acid



Amino acids from dietary proteins [Absorption and Recirculation]
Phe
Healthy
PKU
Phenylalanine Hydroxylase (PAH): converts Phe into Tyrosine
Tyrosine
Impaired PAH
Accumulation of Phe to toxic levels
SYNB1618
Normalized levels of Phe



Phenylalanine
Hippuric acid
t-Cinnamic Acid (TCA)
High-Affinity Uptake
Phenylalanine
t-Cinnamic Acid
Metabolic Conversions
FNR
pheP
PAL3
AraC
LAAD
Synthetic Genetic Circuit

Probiotic bacteria: E. Coli Nissle

When Phe is not efficiently metabolized (PKU) **SYNB1618** provides an alternative mechanism

- Produces TCA which is converted to hippuric acid in the liver

16

SYNB1618 Preclinical Characterization in Mice:
Efficient Phe Degradation and Hippuric Acid Excretion

Following SQ Phe administration to PKU mouse in the presence of SYNB1618

Dose-responsive urinary hippuric acid production in *Pah*^{enu2}



Urinary HA / cage (µmol)
20
15
10
5
0
3.13x10^9
6.25x10^9
1.25x10^10
2.5x10^10
5x10^10
1x10^11
1x10^11
SYNB1618
Nissle

Reduced plasma Phe in *Pah*^{enu2} mice



p = 0.002
Δ Serum Phe (mM)
1.0
0.5
0.0
Nissle
SYNB1618

17
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   SYNB1618 Preclinical Characterization in Healthy NHPs: Proof of Mechanism - Metabolizes Phe Whether Administered Orally or Systemically    Phe (oral administration) metabolism with a Synthetic Biotic medicine    13C Phe (systemically administered) metabolism to 13C HA with Synthetic Biotic medicine  0.10  0.20  0  SYNB  Control  Phe (mM)  Time (h)  1.0  0.0  3.0  2.0  4.0  2  5  3  4  1  Total urinary 13C-HA (mMoles)  NHP subjects

   300  100  200  0  SYNB1618 Preclinical Characterization in Healthy NHPs:Phe Metabolism is Dose Responsive     Dose dependent excretion of urinary HA  0  3x109  1.1x1010  2.3x1010  4.5x1010  9x1010  1.8x1011  3.6x1011  7.2x1011  HA (mmoles)  Dose dependent conversion of Phe to plasma TCA  0  3x109  1.1x1010  2.3x1010  4.5x1010  9x1010  1.8x1011  3.6x1011  7.2x1011  0.04  0.00  0.02  Plasma TCA AUC 6 hrs post-dose period

SYNB1618 Preclinical Characterization in Healthy NHPs:
Phe Metabolism is Clinically Relevant



Dietary protein (g) recommended levels
50
25
0
50
Target for SYNB1618
NHP Projection
<10g
Protein restricted diet
US RDA
PKU subjects

- PKU patients: restricted to <10g protein/day
- Extrapolation from highest dose in NHPs:
  - Supports a minimum of 25g of dietary protein intake in humans
  - ~50% of daily recommended protein intake (US RDA) or 2.5x increase in protein intake
- Clinical target for SYNB1618 up to US RDA

20

SYNB1618 in the Clinic:

Phase 1 SAD/MAD in Healthy Volunteers with Patient Cohort



2017
2018
2019
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Pre-clinical / IND enabling studies
SAD / MAD HV
SAD/MAD Patient cohort

- **Goal:** assess safety, tolerability and kinetics in healthy volunteers across a range of doses
  - Includes cohort of SAD/MAD PKU patients
- **Interim read**: Hippuric acid production in healthy volunteers
- **Study duration**: ~12 months

21

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SYNB1020 and SYNB1618:
What We Have Learned

Preclinical

- ✓ **Established mechanism of action** (MoA) for ammonia and phenylalanine lowering in plasma
- ✓ **Correlated MoA with efficacy and survival**
- ✓ Identified biomarkers
- ✓ Demonstrated **dose-dependent changes** in systemic metabolite levels based on activity in the gut
- ✓ In *ex-vivo* human GI models demonstrated survival, resident time and potency
- ✓ Completed preclinical / tox program for 2 biotics

Clinical

- ✓ Completed Phase I study in **52 healthy volunteers for SYNB1020**
- ✓ Safety: **safe and well-tolerated**; nausea and vomiting is dose-limiting toxicity
- ✓ Efficacy:
  - **Dose responsive effect on systemic metabolite** through programmed mechanism which is active in the gut
  - Bacteria are active *in vivo*, can survive transit through the GI tract, and be metabolically active in feces
- ✓ Clearance: bacteria behave in a consistent and predictable way; clearance within 2 weeks following completion of dosing in all subjects

Regulatory

- ✓ Successful Regulatory interactions:
  - **Established a development path**: requirements for preclinical and clinical testing and manufacturing of a live biotherapeutic

Manufacturing

- ✓ Operationalized manufacturing for a human trial with an LBP
- ✓ Developed process to manufacture 3,000 – 5,000 doses of active drug

22

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Manufacture of Drug Substance and Drug Product

From Flask to Fermenter to the Clinic

Discovery and Preclinical



Strain engineering
- Fast - >40 in 3 years
- Switch technology enables productive biomass

***In vitro* testing**
- Small scale manufacture- ambr® 15
- In-house testing of:
  - Strength – CFUs
  - Potency – micro well plate assays



Tox and *In vivo* lots
- 3,000 dose lots
- CMO currently producing
- In-house in 2018

Drug Substance



Clinical supplies
- Standard process for consistent biomass and potency
- Phase 1 scale 150-200L fermentation ambr® 250
- CMO producing lead program supplies

Commercial supplies
- Probiotics at massive scale, lyophilized
- Prebiotic formulation for energetics, survival, and switches
- Under evaluation: Large scale CMOs, lyophilization, spray dry

Drug Product



Clinical supplies
- Liquid/oral formulation
- Under development
  - Solid oral
  - Injectable for intratumoral

Commercial supplies
- Probiotics are solid oral
- Solid dose CMO capabilities under evaluation
- Evaluating: Capsules, sachet, enteric coating

23

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Synlogic Synthetic Biotic Platform:
Bringing Rational Drug Development to the Microbiome

Build Potency

Rational design:

- Synthetic biology tools applied
- Engineer potency
- Exceed endogenous bacterial activity

Apply Pharmacological Principles

Pharmacologically tractable:

- Non-colonizing
- Measurable dose-response

Develop Reliable Manufacturing

GMP manufacturing:

- Single strain
- Reproducible yield
- Formulation & delivery
- Control switches
- Portfolio applicability

24

Synthetic Biotic Medicines:
Applicability Beyond Rare Disease Across Multiple Pathways


Inflammation
Immuno Oncology
Amino Acid Metabolism
Branched Chain AAs
Trp, Kyn, indoles,
Serotonin,
Melatonin
Arginine
Phenylalanine
Metabolic
Neurology
Inflammation
Immuno Oncology
Neurology
Proteins and Peptides
IL2, IL12, IL15, IL22,IL10
IFN, TNF, CXCL10,
CD40L, hyaluronidase
GLP1, GLP2
Short Chain Fatty Acids:
Butyrate
Acetate
Propionate
Inflammation
Metabolic
Neurology
20 Issued/Allowed Patents
41 Patent Families
122 Patent Applications
Immuno Oncology
scFv Display
Anti-PD1
Anti-CD47
Multiple MoAs in ONE Synthetic Biotic Medicine
Combination therapy in a single NME
Degradation of Toxic Metabolites:
Ammonia
Nucleotides
Metabolic
Neurology

25

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SYN-MSUD for Maple Syrup Urine Disease (MSUD):

Degradation of toxic branched-chain amino acids



Branched-chain amino acids (BCAA)
Valine
Isoleucine
Leucine
BCAA aminotransferase
Branched-chain ketoacids
• Accumulation of α-ketoacids Leucine is the toxic metabolite responsible for pathology
Mutation in branched-chain α-keto acid dehydrogenase complex (BCKD)
Branched-chain Acetyl-CoAs
ATP

Genetic Aminoacidopathy

- Enzyme defect in catabolic pathway of branched-chain amino acids (BCAAs)

- **Incidence:** 1:185,000; higher in certain population e.g Mennonites 1:176
  - Diagnosis via newborn screening program
  - Symptoms: lethargy, hypotonia, seizures, hypoglycemia, ketoacidosis, pancreatitis, coma, neurological decline
- **Treatment:**
  - No therapeutic options
  - Long term dietary management: restriction of BCAAs

- **Target Profile to Address Unmet Need:**
  - Maintain target leucine levels
  - Prevention of acute episodes

26

 SYN-MSUD In Vivo: Lowers Plasma and Brain Leu Levels      Plasma Leu significantly reduced on Day 3Trend for Leu lowering in the brain      Plasma  Brain  Protective effect on iMSUD animals fed high-protein chow

GINKGO BIOWORKS

synlogic

Engineered Probiotics to Modulate Cross-talk between the Gut and the Liver or Brain



Metabolite production, consumption, transformation



Neurotransmitter or hormone production/consumption, Toxin consumption, Neuroprotectant production



Bianconi et al., Atlas of Human Biology 2013
Sender et al, PLoS Biology 2016

Unprecedented Engine for Rational Drug Development of Living Medicines

Chassis → Pathway → Preclinical → Translation → Delivery

Chassis



- Engineerability
- Effectiveness
- Safety

Pathway



- Understand disease pathology
- Identify mechanisms to restore health
- Design
  - Bioinformatics
  - Pathway enumeration
  - In silico design
  - Systems-level characterization

Preclinical



- High Throughput Strain Engineering
  - Enzyme optimization
  - Pathway balancing
  - Industrial scale gene synthesis
- Automated and Parallel Testing
  - Mutli-dimensional analytics
  - Integrated manufacturability
  - Predictive translational

Translation



- Pharmacology, modeling
  - Dose
  - Toxicity
  - Bioavailability
  - Potency
  - Residence Time
  - Conversion Efficiency

Delivery


Rx

- Manufacturability
- Drug Substance and Drug Product Manufacturing:

28

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   HORIZON 3    HORIZON 2    Test simple synthetic biology concepts in the local tumor microenvironment  Harness microbiome metabolomics to widen response to cancer immunotherapies  Rationally build full minimal genomes solely designed for wide therapeutic use in cancer      HORIZON 1    Synlogic Mission: To Re-define Medicine through Synthetic BiologyBringing Minimal Therapeutic Genomes to Oncology

Synlogic Vision for Immuno-Oncology: One Drug, 2 Mechanistic Modules to Turn Cold Tumors to Hot, Driving High Response Rates and Abscopal Effect

Immune Initiator: Antigen Release, Activation & Priming

Immune Sustainer: Immune Augmentation & T Cell Expansion

SYN-STING activates innate cytokines and adaptive T-cell response to drive tumor regression



Tumor volume (mm³)
600
400
200
0
Control
SYN
SYN-STING
Day 1
Day 4
Day 9
Days

SYNB0828: Lead IO Program



STING Agonist
KYN Consumer

SYN-Kyn with PD-1/CTLA4 reprograms tumor microenvironment to drive tumor necrosis and antigen release



Tumor volume (mm³)
SYN/αPD-1/αCTLA4
Responders 25%
SYN-KYN/αPD-1/αCTLA4
Responders 71%
2000
1500
1000
500
0
0
10
20
30
Day on Study

Control: Responders 0%

Combination of initiator & sustainer circuit in one strain to enhance activity



Production of cyclic-di-AMP
C-di-AMP (µM)
70
60
50
40
30
20
10
0
Blank
SYN2028 (KYN)
SYN3527 (STING)
SYN3831 (STING+KYN)



Consumption of L-kynurenine
KYN (µM)
140
120
100
80
60
40
20
0
Blank
SYN094
SYN2028 (KYN)
SYN3831 (KYN+STING)

30

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   Synlogic Development Pipeline:Programs’ Timelines Summary            2018  2019  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4   SAD/MAD Patient Cohort  HE Ph 1b / 2a  IND enabling studies  IND enabling studies  SAD/MAD HV  UCD Ph 1b / 2a   PKU  Program   IO  UCD  MSUD  HE

Synlogic:
Significant Delivery in 2017 …. Primed to Deliver in 2018

2017 Accomplishments

Significant pipeline progress:

- SYNB1020: UCD / HE
  - ✓ Phase 1 completion
  - ✓ Fast track designation
- SYNB1618: PKU
  - ✓ Orphan status
  - ✓ IND on track for Q1 '18

Corporate:

- ✓ Public listing on NASDAQ
- ✓ 1st milestone in AbbVie collaboration in IBD
- ✓ Strategic collaboration with Gingko Bioworks
- ✓ Organization growth: hiring into key roles to support clinical and manufacturing functions

2018 Goals

Programs:

- SYNB1020: UCD / HE
  - ❑ Phase 1 results presentation at medical conferences: Q1 '18
  - ❑ Initiate Phase 1b / 2a in HE in Q1 '18
  - ❑ Initiate Phase 1b / 2a in UCD mid '18
- SYNB 1618: PKU
  - ❑ Phase 1 SAD / MAD study in HV and PKU patients in H1 '18
- Early pipeline: new indications (including IO) data presentation at major meetings

Corporate:

- Advance existing collaborations
- Expand platform reach through new partnerships

32

Synlogic Overview



Novel Therapeutic Class

- Leader of **therapeutic synthetic biology,** genetically reprogram probiotics for transformative impact on disease treatment
- Simple, robust and rapid process for the discovery, development and manufacturing of drug candidates
- Key differentiation: potency, pharmacology/dose responses, reproducible manufacturing



Robust Pipeline with Orphan Drug Programs

- **SYNB1020** for Hyperammonemia including Urea Cycle Disorder (UCD) & Hepatic Encephalopathy (HE). Healthy volunteer study completed November 2017: Safe and well tolerated, positive Proof of Mechanism
- **SYNB1618** for Phenylketonuria (PKU); Positive PoM in NHPs. 2018 IND and clinical study



Broad Platform - Multiple Product Opportunities

- **Immuno Oncology**: Non pathogenic bacterial chasis "armed" synthetically with effector functions that activate/expand immune response for tumor regression and memory response
- Inflammatory Bowel Disease (**IBD**) partnered with **Abbvie**
- **Liver Diseases and CNS diseases**: direct exposure to Liver/plasma of designed metabolites



Dominant Synthetic Biotic IP Portfolio
As of Jan 2018

- 20 Issued/Allowed Patents
- 41 Patent Families
- 122 Pending Patent Applications



Strong Balance Sheet

- $96.6M in cash as of 3Q 2017
- Investors include: Aju IB Investment, Ally Bridge Group, Atlas Venture, Deerfield Management, New Enterprise Associates (NEA), OrbiMed, Perceptive Advisors, Rock Springs Capital



Highly Experienced Management Team

- JC Gutierrez-Ramos, CEO
- Aoife Brennan, CMO
- Todd Shegog, CFO
- Andrew Gengos, COO
- Paul Miller, CSO
- Dean Falb, CTO
- Richard Schwartz, SVP Manufacturing
- Caroline Kurtz, VP Translational Science

33

Synlogic Management Team:
From Funding of Platform to Clinic in Less than Three Years

JC Gutierrez-Ramos, CEO
- Group SVP Biotherapeutics, Pfizer
- SVP, Head Immunoinflammation Center for Drug Discovery, GSK
- CSO & Site Head, Amgen Mountain View

Aoife Brennan, CMO
- VP, Rare Disease Innovation Unit, Biogen
- Medical Director, Tolerx

Todd Shegog, CFO
- SVP & CFO, Forum Pharmaceuticals
- SVP & CFO, Millennium Pharmaceuticals

Paul Miller, CSO
- VP, Infection iScience, AstraZeneca
- VP, Antibacterials Research Unit, Pfizer

Adam Thomas, CHRO
- VP, Head of Human Resources for R&D, Shire
- Head of HR for Research, Development & Engineering, S.C. Johnson Co

Dean Falb, CTO
- Entrepreneur in Residence, Atlas Venture
- VP, R&D, Stryker Regenerative Medicine

Caroline Kurtz, SVP, Translational Science
- Vice President, GCC Platform Lead, Ironwood Pharmaceuticals
- Director, Infectious Diseases, Genzyme

Dick Schwartz, SVP, Manufacturing
- Chief, Vaccine Production Program Lab, NIH
- Senior Director, Process & Manufacturing Sciences, MedImmune

Andrew Gengos, COO & Head of Corp. Dev.
- President and CEO ImmunoCellular Therapeutics
- President & CEO Neuraltus Pharmaceuticals
- VP, Strategy & Corp. Development Amgen,
- VP, CFO & CBO Dynavax Technologies

Maiken Keson-Brooks, General Counsel
- SVP, General Counsel, uniQure
- SVP, General Counsel, Forum Pharmaceuticals

35

SYNB1020 for Treatment of Liver Disease:

Potential Mechanisms of Action

Engineered probiotic bacteria have the potential beyond ammonia control in hepatic encephalopathy



Graded Microbiological Findings in Human Stool Samples
p < 0.001
3
2
1
0
E. coli Nissle
Placebo
E. coli Nissle
Placebo
Serum endotoxin (UE/mL)
CCl4
CCl4 + CECT 7765
2.5
2
1.5
1
0.5
0
*
*$
Naive
Cirrhosis
OD
1,200
800
400
0
Healthy Control
Vehicle
SYN1020
Toxin-induced liver disease model
Hepatic Inflammation
Intestinal permeability
Hepatic Encephalopathy Pathogenesis
Liver Fibrosis
Hepatocyte Necrosis / Apoptosis
Collagen I Density Units
400
300
200
100
0
p<0.004
p<0.002
Healthy
Disease model
Probiotic in disease model
α-SMA Density Units
p<0.001
p<0.002
p<0.05
400
300
200
100
0
Healthy
Disease model
Probiotic in disease model
mg/dl
800
600
400
200
0
AST
ALT
Heat inactivated SYN1020
SYN 1020
Heat inactivated SYN1020
SYN 1020

36

synlogic

SYNB1020 for Hyperammonemia:
Strong Preclinical Package Informs Clinical Strategy

	Animal Data	Human Data
Potency	• *In vitro* – Ammonia consumption – Arginine production: nitrate precursor	
Exposure	• Survival past stomach and small intestine: – In mouse models of disease – In simulated human gut (Prodigest)	• Dose exposure relationship • Functional activity following transit through the gut
Biomarker	• *In vivo* – Unlabeled / wild-type mouse: increase in arginine and arginine metabolites – Mouse and NHP: tracer data	• Plasma and Urinary Nitrate (tracer data)
Efficacy	• Efficacy in animal model of UCD and liver disease – Ammonia lowering and survival in UCD – Ammonia lowering in liver disease	• Patient studies planned in 2018

37
synlogic

SYNB1020 Phase 1 SAD / MAD Study:

Phase I Study - Safe and Well-Tolerated in Healthy Volunteers

A randomized, double-blind, placebo-controlled study to assess the safety, tolerability, and pharmacodynamics of SYNB1020 in healthy volunteers



Days
1
30
57
SAD: Single dose / day
2x10^9 CFU / day
2x10^10 CFU
2x10^11 CFU
2x10^12 CFU
SAD:
• 3:1 active to placebo
• 4 subjects per cohort (7 cohorts) - 28 patients
SAD: 3 doses / day
2x10^12 CFU x 3 / day
5x10^11 CFU x 3 / day
1x10^12 CFU x 3 / day
MAD: 14 day dosing
Cohort 1: 2 x 10^9 TID
Cohort 2: 2 x 10^11 TID
Cohort 3: 5 x 10^11 TID
MAD:
• 6:2 active to placebo
• 8 subjects per cohort (3 cohorts): 24 patients

Met primary and secondary objectives

- Safe and well tolerated: no SAEs, AEs mild to moderate nausea and vomiting at highest doses tested
- Well tolerated in MAD up to $1.5x10^{12}$ CFU for 14 days
- SYNB1020 cleared from system within 11 days

38

synlogic

SYNB1020:
Toxicology Package and Regulatory Path

Preclinical and Clinical Safety & Toxicology

Preclinical:

- No toxicity at highest feasible dose in two species
- No evidence of distribution outside the GI tract

Clinical:

- Well tolerated in MAD up to 1.5 x 10^{12} CFU for 14 days
  - Mild nausea and vomiting at higher dose
  - 52 healthy volunteers dosed orally with either SYNB1020 or placebo
  - SAD-28 subjects in 7 cohorts
  - MAD-24 subjects in 3 cohorts
- SYNB1020 cleared from system within expected timeframe

Regulatory

- Orphan Drug Designation (UCD, PKU)
- Fast Track Designation (UCD)
- Feedback from FDA Office of Vaccines Research and Review (CBER)
  - No Recombinant DNA Advisory Committee (RAC) required
  - Lowering of blood ammonia level is an approvable end-point (UCD)

39
synlogic

 CMO Manufacture - From Flask to Industrial Fermenter: Well-Controlled Process at 150L   Successful Scale-up to Biomass for Clinical Scale    Number of doses at 1e12 CFU  10000  1000  100    10  Shake flask – 250 mL  Shake flask – 500 mL  Shake flask – 1 L  Bench fermenter – 5 L  Pilot fermenter – 25 L  Pilot fermenter – 150 L  Engineering Run N=2 – 150 L  Pilot fermenter – 15 L                  6  12  24  100  300  500  3000  3000    Increasing Time Post Induction  Run 1 0hr-PI  Run 1 1hr-PI  Run 1 2hr-PI  Run 1 3hr-PI  Ref Std.  1.25  1.00  0.75  0.50  0.25  Arginine (umol/hr/1e9 cells)          Control of Activity During Manufacturing  Hours Post Induction    Clinical Trial Run – 150 L    3000

PKU Design and Preclinical Characterization:

Efficient Phe Degradation *In Vitro* and *In Vivo*

Lead Optimization *in vitro*


SYNB1618
20
10
10
5
0
Phe Degradation Rate (µmoles/h/10e9cells)
Without pheP Transporter
With pheP Transporter
Integration Site
PAL copy Number
Integration Site
PAL copy Number
pheP copy Number
LAAD + 3XPAL + pheP+

Dose response for Blood Phe *in vivo*


Greater Consumption
Less Consumption
R² = 0.3535
70
60
50
40
30
20
10
0
0
200
400
600
Percent Phe Decrease Relative to Control
Phe Conversion Units (µmol/hr) Dosed

41

synlogic

SYN1618 Preclinical Characterization:
Casein Study in NHPs

NHP challenge studies:

- Oral D5-Phe
- SQ D5-Phe
- Oral dipeptides and tripeptides with D5-Phe
- Casein containing D5-Phe



Phenylalanine
t-Cinnamic Acid (TCA)
High-Affinity Uptake
Phenylalanine
t-Cinnamic Acid
FNR FNR
pheP
Metabolic Conversions
FNR FNR
PAL3
AraC AraC
LAAD
Synthetic Genetic Circuit

Probiotic bacteria: E. Coli Nissle



Plasma D5-Phe
d5-Phe (mM)
Time (h)
Casein + cells
Casein only



Plasma D5-TCA
d5-TCA (mM)
Time (h)
Casein + cells
Casein only



Plasma D5-HA
d5-HA (mM)
Time (h)
Casein + cells
Casein only

42

Synthetic Biotic Medicines:
Designed for Clinical Performance

100s-1000s
GI metabolites and conversions

100s
proteins/peptides that affect metabolic or immunomodulatory diseases from the gut

PROGRAMMED TO SENSE AND RESPOND

- *In silico* design, pathway modeling
- Enzyme selection, optimization
- **10+** Switches for GI sensing
- Promoters for signal optimization
- Systems profiling of cell metabolism


Synthetic
Probiotic Geno

ENGINEERED FOR EFFICACY AND SAFETY

- **9** landing pads for combinations
- **15** Proteins secreted
- **10** Secretion strategies
- Ribosome binding sites



BUILT TO TRANSLATE ACTIVITY & DOSE

- Biomarkers by design
- *Ex vivo* GI model
- Auxotrophies
- Integrated manuf. feasibility
- Platform formulation strategy
- Local delivery



Over 40
strains engineered with *in vitro* activity

Over 15
progressed to *in vivo* activity

2
with dose dependent effect on systemic biomarker in primates

43
synlogic

Synthetic Biotic Platform:

Rational Drug Discovery and Development

Rapid Lead Generation



Butyrate
Ammonia
Adenosine

Rational and Efficient Lead Optimization



Dose Response



PK/PD Based on Unique Biomarkers



PKU
Butyrate

Predictable and Controlled Scale Up for Drug Substance



Drug Product Feasibility



Safety and Toxicology Resemble Probiotics



Regulatory Path

Orphan Drug Designation

Fast Track Designation

44